BMB HOLDING, INC.
                     CONSOLIDATED PROFIT AND LOSS STATEMENT
                        MAY 6, 2003 - SEPTEMBER 15, 2003

                                BMB HOLDING, INC.
                     CONSOLIDATED PROFIT AND LOSS STATEMENT
                        MAY 6, 2003 - SEPTEMBER 15, 2003



GROSS INCOME                                                             0
COST OF GOODS SOLD                                                       0
                                                               ------------
TOTAL INCOME                                                             0

MARKETING EXPENSES                                                       0
OPERATING EXPENSES                                                       0
                                                               ------------
TOTAL EXPENSES                                                           0

LESS: EXPENSES                                                           0
                                                               ------------

                                                               ------------
NET INCOME BEFORE TAXES (LOSS)                                           0
                                                               ------------

INCOME TAXES                                                             0
                                                               ------------

NET INCOME                                                               0
                                                               ============


RETAINED EARNINGS - BEGINNING BALANCE                                    0
RETAINED EARNINGS - ENDING  BALANCE                                      0
                                                               ------------



         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                                BMB HOLDING, INC.
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 15, 2003

                                 ASSETS
                                                          BMB Holding, Inc.                      Consolidating    BMB Holding, Inc.
                                                          Unconsolidated        EmiroOil, LLC     Adjustments    Total Consolidated
                                                          -----------------    --------------    --------------  ------------------
CURRENT ASSETS
          CASH                                                250,404                --                  --            250,404
          CASH IN C.I.S                                          --               280,341                --            280,341
          NOTES RECEIVABLE                                    200,000                --              (140,000)          60,000
                                                            ---------           ---------           ---------        ---------
TOTAL CURRENT ASSETS                                          450,404             280,341            (140,000)         590,745
                                                            ---------           ---------           ---------        ---------
LONG TERM ASSETS
          INVESTMENTS                                       1,366,203                --                  --          1,366,203
          START UP COSTS                                       80,096                --                  --             80,096
          INVESTMENTS BY EMIR                                    --             1,127,663                --          1,127,663
          ACQUSITION DEBT                                     700,000                --              (490,000)         210,000
                                                            ---------           ---------           ---------        ---------
TOTAL LONG TERM ASSETS                                      2,146,299           1,127,663            (490,000)       2,783,962
                                                            ---------           ---------           ---------        ---------

TOTAL ASSETS                                                2,596,703           1,408,004            (630,000)       3,374,707
                                                            =========           =========           =========        =========

                                 LIABILITIES
CURRENT LIABILITIES
          ACCOUNTS PAYABLE                                     50,000                --                  --             50,000
          ACCOUNTS PAYABLE EMIR                                  --               350,000                --            350,000
          OTHER S/T LIABILITIES                                  --               357,622            (140,000)         217,622
          LOANS/NOTES PAYABLE TO SHAREHOLDERS               2,546,203                --                  --          2,546,203
                                                            ---------           ---------           ---------        ---------
TOTAL CURRENT LIABILITIES                                   2,596,203             707,622            (140,000)       3,163,825
                                                            ---------           ---------           ---------        ---------

LONG-TERM LIABILITIES
          EMIR ACQUISITION DEBT                                  --               700,000            (490,000)         210,000
                                                            ---------           ---------           ---------        ---------

TOTAL LIABILITIES                                           2,596,203           1,407,622            (630,000)       3,373,825

                                 SHAREHOLDERS' EQUITY
COMMON STOCK, No Par Value
1000 shares authorized,issued and outstanding                     500                 382                --                882
                                                            ---------           ---------           ---------        ---------


TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    2,596,703           1,408,004            (630,000)       3,374,707
                                                            =========           =========           =========        =========


         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT


                                BMB HOLDING, INC.
                      CONSILIDATED STATEMENT OF CASH FLOWS
                        MAY 6, 2003 - SEPTEMBER 15, 2003


                                                      BMB Holding, Inc.                      Consolidating    BMB Holding, Inc.
                                                      Unconsolidated        EmiroOil, LLC     Adjustments    Total Consolidated
                                                      -----------------    --------------    --------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income for the year                                  --                 --                 --               --
Cash derived from operations                                   --                 --                 --               --

      Decrease (increase) in working capital items             --                 --                 --               --

                                                         ----------         ----------         ----------       ----------
Cash flows provided by operating activities                    --                 --                 --               --

CASH FLOWS FROM INVESTING ACTIVITIES

        Investments                                      (1,320,000)              --                 --         (1,320,000)
        Start-up cost                                       (30,096)              --                 --            (30,096)
        Investments by Emir                                    --             (350,041)              --           (350,041)

                                                         ----------         ----------         ----------       ----------
Cash flows used in investing activities                  (1,350,096)          (350,041)              --         (1,700,137)

CASH FLOWS FROM FINANCING ACTIVITIES
       Cash  inflows:
          Shareholder Investment                                500                382               --                882
          Advances from (repayment to) Shareholders       2,000,000               --                 --          2,000,000
          Advances from (repayment of) Short Term debt      500,000               --                 --            500,000
          Acqusition Debt From BMB to Emir                     --              490,000           (490,000)            --
          Short Term Note from BMB to Emir                     --              140,000           (140,000)            --
                                                         ----------         ----------         ----------       ----------
CASH INFLOWS                                              2,500,500            630,382           (630,000)       2,500,882

       Cash outflow:
          Acusition Debt to Emir                           (700,000)              --              490,000         (210,000)
          Short-term note to Emir                          (200,000)              --              140,000          (60,000)

                                                         ----------         ----------         ----------       ----------
CASH OUTFLOWS                                              (900,000)              --              630,000         (270,000)

Cash flows provided by financing activities               1,600,500            630,382               --          2,230,882

                                                         ----------         ----------         ----------       ----------
NET INCREASE (DECREASE) IN CASH                             250,404            280,341               --            530,745

Cash at Beginning of Year                                      --                 --                 --               --

                                                         ----------         ----------         ----------       ----------
Cash at End of Year                                         250,404            280,341               --            530,745
                                                         ==========         ==========         ==========       ==========

         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                               BMB HOLDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 15, 2003


Note A - Summary of Significant Accounting Policies
---------------------------------------------------

1.  Introduction

This summary of significant accounting policies of BMB Holding, Inc. ("BMB" or the Company) is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representation of the Company's management who is responsible for their integrity and objectivity. BMB Holding, Inc. was incorporated under the laws of the State of Delaware on May 6, 2003 for the sole purpose of the acquisition of oil and gas properties in Kazakhstan. Since its formation, BMB has acquired a seventy percent (70%) interest in Emir Oil LLC. Emir Oil LLC ("Emir Oil" or "Emir") is a Limited Liability Company formed under the laws of the Republic of Kazakhstan on March 13, 2002 for the sole purpose of acquiring the oil and gas exploration license AI No. 1552 (the "License") and Contract No. 482 for Exploration of Hydrocarbons in Aksaz-Dolinnoe-Emir oil fields, located in blocks XXXVI-10-C(Partially), F(Partially) XXXVI-11-A(Partially), D n(Partially) (the "Contract"), in the Republic of Kazakhstan.

The primary assets of Emir Oil are the License and the Contract. To date, BMB's primary business function has been to hold its interest in Emir Oil and raising capital for development of Emir Oil. On August 7, 2003, BMB signed a Letter of Intent ("LOI") with InterUnion Financial Corporation ("InterUnion") to be acquired through a reverse merger between the two companies ("Merger"). Credifinance Securities Limited ("Credifinance") has been engaged by BMB to raise up to $10,000,000 in a private placement to fund BMB's oil and gas development, drilling, production and exploration efforts to be closed after the Merger ("Private Placement"). The Merger is contingent upon having minimum subscriptions for the Private Placement of $3,000,000. In the Merger, all shares of BMB shall be exchanged for shares of InterUnion. InterUnion shall be the surviving entity. The Merger is scheduled for completion on or about November 25, 2003 The Company plans to proceed with exploration and development of the Aksaz-Dolinnoe-Emir oil fields upon completion of the Merger and private placement.

The accounting policies followed herein have been prepared in U.S. dollars and conform to U.S. Generally Accepted Accounting Principles and have been consistently applied with the preparation of the financial statements of the Company. The accounting policies of Emir Oil were not verified.

2. Principals of Consolidation

The consolidated financial statements of BMB include the accounts of BMB and its 70% interest in Emir Oil, which is reported by consolidating the financial statements of the Company with Emir Oil on a percentage of ownership basis. All material inter-company balances and transactions have been eliminated.

3. Licenses and Contracts

Emir Oil is the operator of the Aksaz, Dolinnoe and Emir oil and gas fields in Western Kazakhstan. The Government of the Republic of Kazakhstan (the "Government") initially issued the license to Zhanaozen Repair and Mechanical Plant on April 30, 1999. On September 23, 2003, the license was assigned to Emir Oil. On June 9, 2000, the contract for exploration of the Aksaz, Dolinnoe and Emir oil and gas fields was entered into between the Agency of the Republic of Kazakhstan on Investments and the Zhanaozen Repair and Mechanical Plant. On September 22, 2003, the contract was assigned to Emir Oil. The Company must also obtain a commercial production contract with the Government of Kazakhstan. The Company is legally entitled to receive this commercial production contract and has an exclusive right to negotiate this contract and the Government of Kazakhstan is obligated to conduct these negotiations under the law of petroleum in Kazakhstan. If no terms can be negotiated, the Company has a right to produce and sell oil, including export oil, under the law of petroleum for the term of its existing contract through the end of 2006.

4. Cash and Cash Equivalent

The Company considers cash and money market funds to be cash equivalent. Furthermore, the Company considers all highly liquid instruments that are purchased with maturity dates of three months or less to be cash equivalent.

5. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles, generally accepted in the United States of America, requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

6. Capitalization of Expenses

Assets and Expenses are related to current operations and costs related to the Merger and Private Placement. All Expenses of BMB to date, and until the date of the closing of the Private Placement, are considered to be start up costs. In turn, all start up costs are being capitalized as well as the cost of acquisition of BMB's interest in Emir Oil. The start up costs shall be amortized over the prescribed period of time commencing on the day of the above mentioned closing.

7. Property and Equipment

While the Company has no present production history, in the future it plans to follow the successful efforts method of accounting for its costs of acquisition, exploration and development of oil and gas properties.

Intangible drilling and development costs related to development of wells and successful exploratory wells, when incurred, shall be capitalized, whereas, the costs of exploratory wells which do not find proved reserves shall be expensed.

All geological and geophysical studies that were performed for the purpose of the Merger and the Private Placement shall be capitalized as part of the Investments.

Costs of acquiring unproved leases shall be evaluated for impairment until such time as the leases are proved or abandoned. In addition, if the sums of expected undiscounted cash flows are less than net book value, unamortized costs at the field level will be reduced to a fair value.

Depreciation and amortization of producing properties shall be computed using the unit-of-production method based on estimated proved recoverable reserves. Depreciation of other properties and equipment shall be calculated using the straight line method based upon estimated useful life ranging from two to ten years. Maintenance and repairs shall be charged to expenses as incurred. Renewals and betterments shall be capitalized. When assets are sold or retired or otherwise disposed of the applicable costs and accumulated depreciation and amortization shall be removed from the accounts, and the resulting gain or loss shall be recognized at that time.

8. Risks and Uncertainties

The ability of the Company to realize the carrying value of its assets is dependent on being able to develop, transport and market oil and gas. Currently exports from the Republic of Kazakhstan are primarily dependent on transport routes either via rail, barge or pipe line, through Russian territory. Domestic markets in the Republic of Kazakhstan might not permit world market priced to be obtained. However, management believes that over the life of the project, transportation options will be improved by further increases in the capacity of the transportation options.

9. Revenue Recognition

Revenue from the sale of oil and gas shall be recorded using the accrual method of accounting based on Generally Accepted Accounting Principles. As of the date hereof the Company has had no production sales, including test production sales.

10. Foreign Exchange Transactions

The Company's functional currency is the U.S. Dollar, thus the financial statements of the Company's foreign subsidiary are measured using the U.S. Dollar. Accordingly, transaction gains and losses for foreign subsidiaries shall be recognized in U.S. dollars in consolidated operations in the year of occurrence. There are no current regulatory issues in Kazakhstan dealing with currency conversions between the local currency in Kazakhstan and the U.S.

Dollar that are expected to negatively impact the Company's business, however, the risk of actual currency fluctuations as it relates to the U.S. dollar is present.

Note B - Going Concern
----------------------

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has settled all of the amounts due for the Share Purchase Agreement, for purchase of its interest in Emir, with cash of $1,300,000, and a long term interest free note from the Company to Emir for $700,000. The due date on the note is in the year 2043. Additionally, to fully develop the area covered by the license, the Company needs substantial additional funding. Such funding is being raised through the merger with InterUnion and retainer of Credifinance, as described herein. Finally, the Company must also obtain a commercial production contract with the Government of Kazakhstan. The Company is legally entitled to receive this commercial production contract and has an exclusive right to negotiate this contract and the Government of Kazakhstan is obligated to conduct these negotiations under the law of petroleum in Kazakhstan. If no terms can be negotiated, the Company has a right to produce and sell oil, including export oil, under the law of petroleum for the term of its existing contract through the end of 2006. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

The Company's oil and gas properties primarily include the value of the license and other capitalized costs under this method of accounting.

Note C - Investment
-------------------

         The Company has total assets of $3,374,707. The assets include investment of $1,300,000 for acquisition of the Company's interest in Emir Oil and $700,000 ($210,000 on consolidated basis) long-term acquisition related loan to Emir Oil. The Company, based on its acquisition agreement with Emir Oil, is required to fund exploration efforts of Emir Oil. The Company expects that such efforts shall require approximately $21,000,000 to $22,000,000. The Company plans to raise the required capital as follows: (i) $3,000,000 to $5,000,000 bank revolving credit facility, (ii) issuing up to $20,000,000 of common stock, commencing with a minimum of $3,000,000 and maximum of $10,000,000 in the year 2003; (iii) through sales of oil that is yielded from the testing wells. If the production of oil from any of its wells is substantial, the management may revisit the amount of common stock the Company would issue.


Note D - Foreign Assets and Economic Concentration
--------------------------------------------------

         Cash includes US $280,341 that is deposited in foreign banks. The Company's primary asset is holding of 70% Emir Oil.

Note E - Liabilities
--------------------

Short Term Liabilities include:

         1. $2,000,000 shareholder loan carries an annual interest of 6% with no terms of repayment. Under the LOI, it is expected that 5,714,286 InterUnion common shares will be issued to settle this outstanding indebtedness on the closing of the Merger.

         2. $500,000 of short-term note with interest of 16.5%. The note is due and payable, both interest and principal, in full on or before February 25, 2004. The funds under the note were received from Caspian Services Group Limited, which is a wholly owned subsidiary of EMPS Corporation. As part of the compensation to Caspian Services Group Limited for extending the above described credit to the Company, the Company has issued ten shares of stock to Caspian Services Group Limited. Caspian Services Group Limited is a related entity to the Company. A major shareholder and an officer of EMPS Corporation is also a shareholder and an officer of the Company.


         3. $427,622 in short term accounts payable (on consolidated basis Emir Oil balance sheet item). This amount represents payments that are due for the balance of original purchase price paid for the exploration license and contract by Emir Oil and miscellaneous expenses. The geological study is currently in progress.

         4. $350,000 in short term notes payable (on consolidated basis Emir Oil balance sheet item) represents the amount payable to PGS Reservoir Consultants AS for geological studies that have commenced, but are not yet completed.


Note F - Contingencies upon Acquisition of Commercial Production License
------------------------------------------------------------------------

         When and if Emir Oil obtains a commercial production license for the oil fields that it currently holds exploration license to, as a condition to receipt of the commercial production license and contract for hydrocarbons by Emir, Emir Oil would be forced to assume a debt to the Government of the Republic of Kazakhstan of $5,994,745 ($4,195,940 on consolidated basis) which represents the investment by the Government into exploration of the said fields. At the same time, Emir would assume the benefit of the Government's efforts. In the event Emir Oil chooses not proceed to acquisition of the commercial production license this debt would not be assumed by the Company.





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